UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2020

Resource Real Estate Opportunity REIT II, Inc.

(Exact name of registrant as specified in its charter)

Commission file number 000-55430

Maryland	80-0854717
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1845 Walnut Street, 17th Floor, Philadelphia, PA, 19103

(Address of principal executive offices) (Zip code)

(215) 231-7050

(Registrant’s telephone number, including area code)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the following obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
n/a	n/a	n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events

Limited Resumption of Share Redemption Program

On October 22, 2020, the board of directors of Resource Real Estate Opportunity REIT II, Inc. (the “Company” or “REIT II”) approved the partial resumption of the share redemption program of the Company, pursuant to which, subject to significant conditions and limitations of the program, stockholders of the Company can have their shares repurchased by the Company (the “Share Redemption Program”). Pursuant to the terms of the Share Redemption Program, the resumption will be effective November 22, 2020. As a result, the board of directors will consider redemption requests submitted in connection with a stockholder’s death, qualifying disability, or confinement to a long-term care facility (each as described in the Share Redemption Program and collectively, “Special Redemptions”) for the fourth quarter of 2020. In order for a redemption request to be considered for the fourth quarter of 2020 it should be received in good order by November 30, 2020. Any requests for Special Redemptions previously submitted and not honored due to the suspension of the Share Redemption Program on September 8, 2020, will be considered unless the request is withdrawn prior to November 30, 2020. The board of directors intends to consider requests for Special Redemptions quarterly thereafter and will notify stockholders of the quarterly deadline for receipt of a Special Redemption request by filing a Current Report on Form 8-K at least ten business days prior to the deadline if such deadline will be earlier than the last day of the calendar month preceding the end of the quarter.

While the Share Redemption Program is partially suspended, the Company will only accept requests for Special Redemptions and all other requests will not be honored or retained, but will be cancelled with the ability to resubmit when, if ever, the Share Redemption Program is fully resumed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESOURCE REAL ESTATE OPPORTUNITY REIT II, INC.

Dated: October 23, 2020	By:	/s/ Alan F. Feldman
Alan F. Feldman
Chief Executive Officer and President (Principal Executive Officer)